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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ________________

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: November 4, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                   TEXAS                                 74-1611874
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
      incorporation or organization)

        15835 Park Ten Place Drive                          77084
              Houston, Texas                             (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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ITEM 7.  EXHIBITS

EXHIBIT 99.1      CONTRACT STATUS SUMMARY AT NOVEMBER 4, 2002


ITEM 9.  REGULATION FD DISCLOSURE

     The ATWOOD HUNTER has been awarded two additional wells under its current contract with Burullus Gas Company ("Burullus") and has entered into a contract with German Oil & Gas Egypt ("German Oil") to drill one well following completion of its current extended contract. The Company will receive an effective dayrate of $50,000 for the two additional wells for Burullus and a dayrate of $55,000 for the one well for German Oil. This additional contract work is expected to take around 100 days to complete.


     The ATWOOD SOUTHERN CROSS is currently in Italy completing certain upgrades to meet Italian requirements before it can commence its contract for Eni S.P.A.
- AGIP division ("AGIP"). These upgrades are expected to cost approximately $1 million, with AGIP covering $550,000 of these costs. Except for the ten days required to mobilize the rig to Italy, the rig has earned no dayrate revenues since it completed its prior contract on September 6, 2002. The rig is expected to commence the AGIP contract sometime during November 2002. The operating dayrate for the AGIP work is $60,000, with the work estimate4d to take three to five months to complete.

     The ATWOOD FALCON has completed its work for Shell in Malaysia and has commenced its mobilization to Australia (expected to take three weeks) to commence two wells plus three option wells contract for Woodside Energy Ltd. In early October 2002, the VICKSBURG completed its modifications and upgrades and commenced its two year drilling project in Malaysia.

     Additional information with respect to the Company's contract status summary at November 4, 2002 is attached hereto as EXHIBIT 99.1, which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward -looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ATWOOD OCEANICS, INC.
                                                    (Registrant)



                                                    /s/ James M. Holland
                                                    James M. Holland
                                                    Senior Vice President

                                                    DATE:      November 4, 2002

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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

99.1                    Contract Status Summary at November 4, 2002